Share-based payments	6 Months Ended
Jun. 30, 2024
Share-based payments [Abstract]
Share-based payments
7.	Share-based payments

The Corporation’s 2024 Equity Incentive Plan was formally adopted on February 22, 2024, with the objectives of fostering long-term corporate success, attracting and retaining high-caliber personnel, and aligning the interests of employees with those of the shareholders. The Plan encompasses a variety of equity grant options. In April 2024, under this scheme, a total of 3,000,000 Class A Ordinary Shares were granted to 11 employees and vested immediately and the exercise price was $0.5911 per share on May 1, 2024. The expense recognized for share-based compensation for the six-month period concluding on June 30, 2024, amounted to USD 1,773,300. Detailed information regarding the issuance and vesting of common shares is provided below: